                                                                    Exhibit 10.3

                     NON-QUALIFIED STOCK OPTION AGREEMENT

                                   UNDER THE

                       SILVERADO PARTNERS ACQUISITION CORP.

                         1996 STOCK OPTION PLAN (GROUP A)

          This Non-Qualified Stock Option Agreement (the "Agreement"), is made as of __________, 1996 , by and between Silverado Partners Acquisition Corp., a California close corporation (the "Company"), and ___________________________ ("Optionee").

                                    Recitals

          WHEREAS, the Company has adopted the 1996 Stock Option Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement; and

          WHEREAS, Optionee is an employee of the Company, a Parent or a Subsidiary, as defined in the Plan, and the Company has determined that it would be to the advantage and interest of the Company and its shareholders to grant the option provided for herein to Optionee under the Plan as an inducement to remain in the service of the Company, a Parent or a Subsidiary and as an incentive for increased efforts during such service.

                                   Agreement

          NOW, THEREFORE, in consideration of the foregoing recitals, and the terms, conditions, and covenants contained herein, the parties hereto hereby agree as follows:

          1.  Grant of Option.  The Company hereby grants to Optionee the right
              ---------------
and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ______ shares of the presently authorized but unissued shares of Class B Common Stock of the Company (the "Option Stock") . The purchase price shall be $10.00 per share (the "Option Price"). The Option Price in no event is less than 85% of the per share Fair Market Value of the Option Stock as of the date hereof. The number of shares subject to this option and the Option Price are subject to adjustment under certain circumstances, as provided in the Plan.

          For purposes of this Agreement, the "Fair Market Value" of the Option Stock shall be determined in the following manner: (i) if the Common Stock of the Company (the "Common Stock") is publicly traded, Fair Market Value shall be on any date the average of the closing bid and asked price quotation for the Common Stock on that date (or if none on that date, on the next most recent date on which the Common Stock was traded) as reported in the Wall Street Journal if
                                                         --------------------
the Common Stock is traded on NASDAQ, or, if the Common Stock is traded on the NASDAQ National Market System or listed on any stock exchange, Fair Market Value shall be closing sale price on the relevant date as reported in the Wall
                                                                          ----
Street Journal  (or if there are no sales for such date, then for the last
---------------
preceding business day on which there were sales); (ii) if the Common Stock is not publicly traded, Fair Market Value shall be an amount per share determined on the basis of the price at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the Company. This determination shall be made by the Board of Directors of the Company (the "Board"), giving due consideration to recent transactions involving shares of the Common Stock, if any, earnings
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of the Company to the date of such determination, the effect of the transfer restrictions to which the Option Stock are subject under law and this Plan, the absence of a public market for the Common Stock, and such other matters as the Board deems pertinent. This determination shall, if reasonable, be conclusive and binding notwithstanding the possibility that other persons might reach a different, and also reasonable, determination.

          2.  Term and Exercisability of Option.  This option shall become
              ---------------------------------
exercisable in installments such that one-third of the option shall become exercisable on the first, second and third anniversaries, respectively, of the date hereof.

          The term "Vested Option Shares" as used herein shall refer to the portion of this option that has become exercisable in accordance with the preceding sentence but has not yet been exercised. To the extent not exercised, all Vested Option Shares shall accumulate and be exercisable, in whole or in part, in any subsequent installment period but in no event later than the tenth anniversary of the date of this Agreement (hereinafter referred to as the "Termination Date").

          Upon the closing of a sale, in one or more transactions, by TPG Partners, L.P., a Delaware limited partnership ("TPG"), of at least fifty-one percent (51%) of the aggregate shares of Class A Common Stock and Class B
Common Stock purchased by TPG pursuant to that certain Subscription Agreement, dated as of December 29, 1995, as amended as of January 16, 1996, by and among the Company, TPG, TPG Parallel I, L.P., a Delaware limited partnership, ("TPGI"), Silverado Equity Partners, L.P., a Delaware limited partnership ("SEP"), Wine World Equity Partners, L.P., a Delaware limited partnership ("WEP"), and certain other investors, whether the sale is made through a public offering or by private sale to a third party (such sale constituting a "Triggering Event"), any and all portions of this option that have not vested at the time of the Triggering Event immediately will become Vested Option Shares.

          3.  Expiration of Option.  The period for exercising this option (the
              --------------------
"Option Period") will end on the Termination Date; provided, however, that:

              (a) if Optionee ceases to be a bona fide employee of the Company, a Parent or a Subsidiary (other than by death, disability or termination for Cause, as defined below) during the Option Period, this option shall thereafter be exercisable prior to the Termination Date or for 30 days after the termination of Optionee's employment, whichever shall first occur, and this option shall then be exercisable only to the extent that it was exercisable under the provisions of Section 2 hereof at the time of such cessation of employment. If Optionee is absent from work with the Company, a Parent or a Subsidiary because of his or her disability or if he or she is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Board or the Committee administering the Plan (the "Committee") may approve, Optionee shall not be deemed during the period of any such absences by virtue of such absence alone, to have terminated his or her employment with the Company, a Parent or a Subsidiary, except as the Board or the Committee may otherwise expressly provide; and

              (b) if Optionee has become disabled while employed by the Company, a Parent or a Subsidiary, prior to the Termination Date or for six months after termination of Optionee's employment, whichever shall first occur, this option shall thereafter be exercisable prior to the Termination Date or for six months after the termination of Optionee's employment, whichever shall first occur, and this option shall then be exercisable only to the extent that it was exercisable under the provisions of Section 2 hereof at the time of such cessation of employment; and,

              (c) if Optionee should die while in the employ of the Company, a Parent or a Subsidiary, or within the exercise periods or periods of absence described in subsections (a) and (b) above, this option may, within a period of one year from the date of Optionee's death, be exercised by Optionee's legal representative, or by the person or persons to whom Optionee's right, under this option shall pass by will or by the applicable laws of descent and distribution, but only if, and to the extent, this option was exercisable by Optionee under the provisions of Section 2 hereof at the time of his or her death and only prior to the Termination Date; and

              (d) if Optionee's employment with the Company, a Parent or a Subsidiary is terminated for Cause, the Option shall terminate immediately upon termination of employment, notwithstanding subsections (a), (b) and (c) above. Employment shall be deemed terminated for Cause if Optionee is determined by the Board to have willfully breached his or her duty in the course of employment or association or to have committed an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Company, a Parent or a Subsidiary or engaged in any conduct which constitutes unfair competition with the Company, a Parent or a Subsidiary.

          4.  Manner of Exercise.  This option may be exercised as to Vested
              ------------------
Option Shares (i) once per year during the one-month period from December 15 to January 15, (ii) following or in connection with a Triggering Event, (iii) as provided in Section 5 hereof or (iv) to the extent of participation in a sale pursuant to Section 7 hereof. Optionee may exercise this option with respect to all or any part of the Option Stock then subject to such exercise as follows:

              (a) by giving the Company written notice of such exercise specifying the number of shares of Option Stock as to which this option is so exercised and (i) by delivering an amount equal to the aggregate Option Price of such Option Stock in the form of cash or a check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States, or, (ii) if the Board or Committee, in its sole discretion, consents thereto, by delivering a promissory note in such form and bearing such rate of interest and term as the Board or the Committee shall, in its discretion, establish, or, (iii) if the closing of a sale by the Company of Common Stock in an underwritten (firm commitment) public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), has occurred, with gross proceeds to the Company of not less than $50 million, resulting in the listing of the Common Stock on a nationally recognized stock exchange, including without limitation, the NASDAQ National Market System (such a sale being a "Qualified IPO"), by delivering shares of Class B Common Stock previously acquired by Optionee and/or options, with any shares of Class B Common Stock and/or options so delivered being valued at their respective Fair Market Values on the date of exercise less, in the case of options, the exercise price thereof; and

              (b) if required by the Company, by giving satisfactory assurance in writing, signed by Optionee or his or her legal representative, as the case may be, that such shares are being purchased for investment only and not with a view to the distribution thereof; provided, however, that such assurance shall be deemed inapplicable to (i) any sale of such shares by Optionee subject to a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act, and is current and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act; and

          As soon as practicable after receipt of such written notice of exercise from Optionee, the Company shall, without transfer or issue tax or other incidental expenses to Optionee, deliver to Optionee at the office of the Company, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for such shares, which certificate or certificates may bear such legend or legends with respect to restriction or transfer thereof as counsel for the Company deems to be required by applicable provisions of law and this Agreement; provided, however, that nothing herein shall be deemed to impose upon the Company any obligation to deliver any shares of Option Stock to Optionee if, in the opinion of counsel for the Company doing so would violate any provision of:

(i) the Securities Act; (ii) the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iii) any applicable listing requirements of any national securities exchange; (iv) any state securities regulation or "Blue Sky" law; or
(v) requirements under any other law or regulation applicable to the issuance or transfer of such shares. In no event shall the Company be required to take any affirmative action to comply with any of such laws, regulations or requirements, nor shall the Company be liable for any failure to deliver shares of Option Stock because such shares have not been registered or because a registration statement with respect thereto is not current or because such delivery would otherwise be in violation of any applicable law or regulation.

          In no event shall the Company be required to issue fractional shares of Option Stock, and this option shall not be exercisable except in respect of whole shares of Option Stock.

          5.  Adjustments.  If there should be any change in the Option Stock,
              -----------
through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, reverse stock split, stock dividend, or other change in the corporate structure of the Company, an appropriate and proportionate adjustment shall be made by the Company in the number and/or type of the Option Stock and in the Option Price in order to preserve, but not increase, the benefit to Optionee. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. Anything herein contained to the contrary notwithstanding, (a) upon dissolution or liquidation of the Company, other than in connection with a reorganization, merger, or consolidation of the Company with one or more entities as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Common Stock are exchanged or converted into cash or property or securities not issued by the Company, or upon a sale of all or substantially all the property of the Company (an "Asset Sale") or the acquisition, in one transaction, by another entity or person or persons acting in concert of securities of the Company representing more than 80% of the voting power of the then outstanding securities of the Company (a "Stock Sale"), or (b) upon dissolution or liquidation of the Company, in connection with such a reorganization, merger, consolidation, Asset Sale or Stock Sale where the surviving or acquiring corporation does not, prior to or concurrent with the succession to the business of the Company, assume this option (subject to any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code")), or replace this option with a new option of comparable value, this option, in either case, shall terminate and thereupon become null and void. Notwithstanding the foregoing, if the surviving or acquiring corporation does not assume this option, Optionee shall have the right, during the period following adoption by the Board of the plan of, or agreement with respect to, such dissolution, liquidation, reorganization, merger, consolidation, Asset Sale or Stock Sale and prior to or concurrently with consummation of such plan or agreement (or such date not more than 20 days prior thereto as is specified by the Board), to exercise this option in full, notwithstanding the vesting provisions of Section 2 hereof.

          6.    Assignment or Transfer.
                ----------------------

          6.1.  Restrictions on Assignability and Transferability.
                -------------------------------------------------

                (a) This option shall, during Optionee's lifetime, be exercisable only by him or her, and neither this option nor any right hereunder shall be transferable by Optionee otherwise than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder except as provided for herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, this option shall thereupon become null and void and of no effect. Under such rules and regulations as the Board or the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to this option in the event of the death of Optionee. If the estate of Optionee is the beneficiary with respect to this option, any rights with respect to this option may be transferred to the person or entity (including a trust) entitled thereto under the will of Optionee or pursuant to the laws of descent and distribution.

                (b) The shares of Option Stock issued upon exercise of this option shall not be transferred except upon compliance with the provisions of the Securities Act, the Articles of Incorporation of the Company, as amended from time to time (the "Articles") and this Agreement, and any attempted transfer other than in accordance with the terms hereof and the Articles is void ab initio and transfers no right, title or interest in or to such shares of
-- ------
Option Stock, whether now owned or hereafter acquired, to the purported transferee, buyer, donee, assignee or encumbrance holder. Optionee agrees that he or she will not transfer any shares of Option Stock without the prior approval of the Company until the earlier of January 16, 2006 or the occurrence of a Triggering Event.

          6.2.  Notice of Proposed Transfers; Securities Law Compliance.  Prior
                -------------------------------------------------------
to any proposed transfer permitted under Section 6.1 hereof of any shares of Option Stock, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, Optionee shall give written notice to the Company of Optionee's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer may be effected without registration under the Securities Act, (ii) a "no action" letter from the staff of the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (the "Commission") to the effect that the distribution of such Option Stock without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Option Stock shall be entitled to transfer such Option Stock in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, the requirements of clauses (i), (ii), or (iii) above need not be satisfied with respect to transactions in compliance with either Rule 144 under the Securities Act ("Rule 144") or Rule 701 under the Securities Act ("Rule 701"), so long as the Company is furnished with satisfactory evidence of compliance with either of these Rules.

          6.3.  Permitted Transfers.  Subject to compliance with the provisions
                -------------------
of Section 6.2 hereof, if applicable, the following transfers of shares of Option Stock may be made: (i) transfers pursuant to Rule 144 or Rule 701; (ii) transfers upon death of Optionee to Optionee's heirs, executors, administrators, testamentary trustees, legatees or beneficiaries; (iii) transfers to the Company upon termination of employment, pursuant to agreements permitting the Company to make such repurchases approved by the Board; (iv) transfers pursuant to Sections 7 and/or 9 hereof; or, (v) subject to Section 6.2 hereof, transfers approved by a majority of the Board who are not controlling, controlled by or under the common control of the transferor; provided, however, that except for transfers described in clauses (i), (iii) or (iv) of this Section 6.3, the transferee shall agree in writing to be bound by the Articles and the terms of this Agreement to the same extent as if such transferee were a party hereto and subject to any conditions set forth below.

          7.    Tag-Along Rights.
                ----------------

          7.1.  The Rights.  If any Shareholder of the Company (a "Selling
                ----------
Shareholder") negotiates or receives and elects to accept one or more bona fide offers to purchase shares of Common Stock (a "Purchase Offer"), and such Selling Shareholder, pursuant to the terms of the Amended and Restated Shareholders Rights Agreement and Voting Agreement, dated as of January 16, 1996, by and among the Company, TPG, TPGI, SEP, WEP and certain other investors (the "Shareholders Agreement"), promptly notifies Optionee in writing of the terms and conditions of such Purchase Offer and the number of shares of Common Stock proposed for sale pursuant to the Purchase Offer (the "Tag-Along Rights Notice"), Optionee shall have the right, exercisable upon written notice to the Selling Shareholder within 10 days after the date of the Tag-Along Rights Notice (the "Tag-Along Exercise Period"), to participate in accordance with the terms and conditions set forth in this Section 7 in the Selling Shareholder's sale of Common Stock pursuant to the specified terms and conditions of such Purchase Offer. To the extent Optionee exercises such right of participation, the number of shares of Common Stock that the Selling Shareholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation shall be subject to the following terms and conditions:

                (a) Participation shall be limited to Class B Common Stock. If a Selling Shareholder is selling securities other than Class B Common Stock. Optionee may not participate except with the consent of the Selling Shareholder.

                (b) Optionee may sell all or any part of that number of shares of Option Stock purchased upon exercise of this option and owned by Optionee that is not in excess of the product obtained by multiplying (i) the number of shares of Class B Common Stock covered by the Purchase Offer that the Selling Shareholder may sell by (ii) a fraction, the numerator of which is the number of shares of Option Stock at the time owned by Optionee, and the denominator of which is the total number of shares of Class B Common Stock then outstanding on a fully diluted basis.

          7.2.  Procedures.
                ----------

                (a) During the Tag-Along Exercise Period, Optionee may effect his, her or its participation in the sale by delivering to the Selling Shareholder for transfer to the maker(s) of the Purchase Offer (the "Purchaser") , with a copy to the Company, one or more stock certificates, properly endorsed for transfer, accompanied by a written election to participate in the sale with respect to a specified number of shares of Option Stock (the "Election Number"), with the certificate or certificates so delivered representing at least the Election Number of such shares.

                (b) The stock certificate or certificates that Optionee delivers pursuant to subsection (a) above shall be transferred by the Company to the Purchaser in consummation of the sale of the applicable securities pursuant to the terms and conditions specified in the Tag-Along Rights Notice to Optionee, and the Company shall promptly thereafter remit to Optionee that portion of the sale proceeds to which Optionee is entitled by reason of his or her participation in such sale and any stock certificate or certificates representing any remaining shares not sold in such sale.

          7.3.  Future Rights.  The exercise or non-exercise of the rights of
                -------------
Optionee to participate in one or more sales of securities made by a Selling Shareholder shall not adversely affect the rights of Optionee to participate in subsequent sales by a Selling Shareholder pursuant to this Section 7.

          7.4.  Limits and Termination.  The provisions of this Section 7 shall
                ----------------------
not pertain or apply to: (a) sales by a Selling Shareholder of not more than 5% of his, her, or its Class B Common Stock; (b) transfers made in accordance with the provisions of Section 6.3 hereof; (c) sales in connection with a Qualified IPO and (d) Change of Control Transactions, as defined in the Shareholders Agreement, in which the rights provided in Section 6 of the Shareholders Agreement are exercised. The provisions of this Section 7 shall cease to be of any further force and effect upon the closing of a Qualified IPO.

          7.5.  No Additional Rights as a Shareholder.  Neither Optionee nor any
                -------------------------------------
person entitled to exercise Optionee's rights in the event of his or her death shall have any of the rights of a shareholder with respect to the Option Stock except to the extent the certificates for the Option Stock, or a portion thereof, shall have issued upon the exercise of this option.

          8.    Bring-Along Rights.  The terms and provisions of Section 6 of
                ------------------
the Shareholders Agreement are incorporated herein by reference as if set forth in haec verba. Optionee agrees that he or she will vote his or her shares of
-- ---- -----
Class B Common Stock in accordance with the terms and provisions of Section 6 of the Shareholders Agreement, and take all actions necessary to satisfy any and all obligations contemplated by Section 6 of the Shareholders Agreement.

          9.   Right of Repurchase.
               -------------------

               (a) In the event that any of the events specified in Section 9(b) hereof occur, then, with respect to any of the Option Stock acquired upon exercise of this option prior to the occurrence of such event, within 90 days following the occurrence of such event, and, with respect to any of the Option Stock acquired upon exercise of this option pursuant to Section 3 hereof after occurrence of such event, within 90 days following the date of such exercise, (in either case, the "Repurchase Period"), the Company shall have the option, but not the obligation, to repurchase all, but not a portion of, such Option Stock from Optionee, or his or her legal representative, as the case may be, at a price equal to the Fair Market Value of such shares (the "Repurchase Option"). The Repurchase Option shall be exercised by the Company giving Optionee, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Option Stock, either with or without the participation of the Company.

                (b) The Company shall have the Repurchase Option in the event that any of the following occur:

                    (1) The receivership, bankruptcy or other creditor's proceeding regarding Optionee or the taking of any of the Option Stock by legal process, such as a levy of execution, whether or not Optionee is employed by the Company or any Parent or Subsidiary of the Company. The Repurchase Period shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor's proceeding or the date of such taking, as the case may be. The Fair Market Value of the Option Stock shall be determined as of the last day of the month preceding the month in which the proceeding involved commenced or the taking occurred;

                    (2) Distribution of any of the Option Stock by Optionee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company, whether or not Optionee is employed by the Company or any Parent or Subsidiary of the Company. The Repurchase Period shall be deemed to commence on the day the Company receives actual notice of such distribution. The Fair Market Value of the Option Stock shall be determined as of the last day of the month preceding the month in which the decree, agreement or, if there is no decree or agreement, the distribution occurs; or

                    (3) Optionee voluntarily terminates his or her employment with the Company (whether by resignation, retirement or otherwise) or is terminated for Cause.

                (c) The Repurchase Option shall terminate upon the occurrence of a Triggering Event.

          10.   Effect of Tender of Purchase Price.  Notwithstanding the failure
                ----------------------------------
of the holder of any stock certificate evidencing all or any part of the Option Stock to deliver the same to the Company for cancellation, and upon tender by the Company or its nominee of the purchase price for any of the Option Stock in accordance with the terms of this Agreement, such Option Stock and the certificates representing same shall forthwith and without further action be deemed to be canceled and forfeited.

          11.   Restrictions on Transfer.  Except as otherwise may be permitted
                ------------------------
by this Agreement, Optionee shall not sell, transfer (by gift or otherwise), assign, hypothecate, pledge, grant a security interest in, or in any other way dispose of or alienate this option or any shares of Option Stock, and any attempt to effect any such transaction shall be null and void ab initio and of
                                                              -- ------
no force and effect.

          12.   Legends and Termination of Rights.  All share certificates
                ---------------------------------
representing the Option Stock shall bear a legend or legends revealing the existence of the restrictions imposed by this Agreement. The provisions of
Section 8f shall cease to be applicable to the Option Stock at such time as the Common Stock is listed on any national stock exchange or the NASDAQ National Market System.

          13.   Effect of Certain Actions.  In the event that (i) shares of
                -------------------------
Option Stock are exchanged for or changed into any different class or series of securities issued by the Company or any other corporation as the result of any merger, consolidation, or sale of assets followed by liquidation, reclassification or reorganization, or (ii) any additional shares of Common Stock or any other securities shall be distributed with respect to the Option Stock as a stock dividend, stock split, partial liquidation or dividend, then all such securities shall be subject to the terms and provisions of Sections 7, 8 and 9 hereof and shall be deemed to be included in the term "Option Stock" as used herein. As used herein, the term "Company" shall include any other corporation which shall succeed to substantially all of the business and assets of the Company as the result of any merger, consolidation, sale of assets, or reorganization.

          14.  Optionee's Employment Obligations.  Optionee agrees that, during
               ---------------------------------
the period of his or her employment by the Company, a Parent or a Subsidiary, he or she shall faithfully and to the best of his or her ability devote his or her time, energy or skill to the service of the Company, Parent or Subsidiary, and to the promotion of its interests, subject to vacations, military service leave, sick leave and other bona fide absences in accordance with the regular policies and practices of, or any written agreement between Optionee and, the Company, Parent or Subsidiary which employs Optionee. Subject to any contrary terms of any written employment contract, the Company, the Parent or the Subsidiary which employs Optionee shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason whatsoever. Nothing herein shall limit Optionee's right to terminate his or her employment.

          15.  Notices.  All notices, consents, requests instructions, approvals
               -------
and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date indicated on the return receipt as the date of delivery or refusal if mailed by registered or certified mail, postage prepaid, return receipt requested, (ii) upon courier confirmation of receipt if sent by overnight courier, (iii) when receipt is acknowledged when sent or delivered by telex or facsimile, and (iv) upon delivery at the addresses set forth below. A party may change its address for notice upon giving notice of such change in accordance with the provisions of this Section 15.

          16.  Finality of Decisions.  All decisions of the Board or the
               ---------------------
Committee upon any question arising under the Plan or under this Agreement shall be final and binding.

          17.  Participation in Other Plans.  Nothing herein contained shall
               ----------------------------
affect Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance, or other stock option or employment welfare plan or program of the Company.

          18.  Binding Effect of Agreement.  Except as set forth in Section 5
               ---------------------------
hereof, this Agreement shall be binding upon and inure to the benefit of any successors or assigns of the Company or Optionee.

          19.  Agreement Subject to Plan.  This Agreement is entered into
               -------------------------
pursuant to, and is subject to, the provisions of the Plan and it is intended to and shall be interpreted in a manner which will comply therewith. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall govern. Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan.

          20.  Governing Law.  The interpretation, performance and enforcement
               -------------
of this Agreement shall be governed by the laws of the State of California.

          21.  Tax Information and Notice of Disqualifying Disposition.  This
               -------------------------------------------------------
option is intended to be eligible for treatment as an Incentive Stock Option under Section 422 of the Code.

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

          22.  Withholding Taxes.  By accepting this option, Optionee, for
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himself or herself and his or her transferees by will or the laws of descent and distribution, agrees that whenever shares of Option Stock are to be issued by reason of the exercise of this option, Optionee or such other person who is to receive such Option Stock will, if requested by the Company, remit to the Company, prior to the delivery of any certificate or certificates for such shares, all or any part of an amount in cash determined by the Company in its discretion to be sufficient to satisfy federal, state and local withholding tax requirements which the Company, or its counsel, determine may be payable with respect to such exercise. At the discretion of the Board or Committee, payment of withholding taxes may be made by delivery of Common Stock or Options (valued at their respective Fair Market Values on the date of delivery) to the Company.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf, and Optionee has heretofore set his or her hand, effective the day and year first above written, which is the date of grant of this option.

                              SILVERADO PARTNERS ACQUISITION CORP.

                              By:
                                 -----------------------------

                              Title:
                                    --------------------------

                              OPTIONEE


                              --------------------------------


                              Address:
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                              --------------------------------

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